Third Quarter 2022 Earnings Conference Call

October 27, 2022

SHYFT GROUP

Forward-Looking Statement

This presentation contains information, including our revenue and earnings guidance, all other information provided with respect to our outlook for 2022 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. It is possible that the Company's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, and those described from time to time in our reports filed with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

The financial results included within this presentation are from continuing operations unless otherwise noted.

"I am incredibly proud of the Shyft Group team as we delivered positive operating results, with strong execution in an environment that remains highly dynamic and challenging. The Specialty Vehicles business produced record profitability while Fleet Vehicle and Services improved sequentially as chassis availability returned to more healthy levels. The excitement around our Blue Arc Solutions remains extremely high as demonstrated by our initial pre-order and positive customer feedback. We are pleased with our progress to date and believe we are on-track for mid-2023 production."

Daryl Adams
President and CEO, The Shyft Group


100
FASTEST
GROWING
COMPANIES
2021
FORTUNE

From Fortune. © 2021 Fortune Media IP Limited All rights reserved. Used under license.

Shyft Financial Summary – 3Q22

Generated improved results despite dynamic operating environment

Revenue

(in millions)



$272.6
$286.1
4.9% Increase
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Positive momentum in the quarter

Income from Continuing Operations & EPS

(in millions, except EPS)



$21.0
EPS $0.58
$17.3
EPS $0.49
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

EV investment drives headwind; Significant sequential improvement

Business Update

Fleet Vehicles and Services



Significant ramp of Velocity R2 production in the quarter; Showcased at the FedEx Ground Contractor's Expo

Specialty Vehicles


ROYAL

Royal Truck XP body shipments continue to ramp up to meet strong customer demand across the country

Blue Arc™ EV Update

High level of customer interest for Blue Arc EV Solutions


BLUE ARC

Significant pre-order for 2,000 vehicles announced in September

"You can tell the guys that put this together know commercial trucks. That is the bottom line."
- Commercial Vehicle Dealer

"Amazing acceleration and deceleration. Felt I was in control the whole time. I think it is going to be a great asset."
- Commercial Vehicle Dealer

"Blue Arc and Shyft are leveraging their experience to have a nicely finished product. A lot of customers are going to get behind the wheel and be impressed."
- Automotive Reporter

Positive receptivity from key stakeholders at Blue Arc showcase

Inaugural Sustainability Report

Energized to make a difference


Energized to Make a Difference
SHYFT GROUP


Table of Contents
2 Letter from the CEO
3 Stakeholder Approach to ESG
4 Environmental Stewardship
Protecting the Environment
Supply Chain Management
7 Social Responsibility
Diversity, Equity & Inclusion
Health & Safety
10 Philanthropy
12 Culture of Governance
13 Governance & Ethics
14 Annex
15 SASB Table

Environmental

- Employee health and safety
- Continuous improvement
- Energy efficient processes
- Waste and water management
- Investment in electric vehicle portfolio

Social

- Diversity, equity and inclusion
- Community and stakeholder engagement
- Signatory to UN Global Compact on Human Rights

Governance

- Robust ethics, compliance and governance policies
- Transparency, reporting and accountability

Financial Review
Third Quarter 2022


WAY

Shyft Financial Summary – 3Q22

Q3 performance shows notable recovery versus the 1st half of the year

Adjusted EBITDA & % of Sales

(in millions)



$33.7
$27.1
12.4%
9.5 %
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

12% Adjusted EBITDA, excluding ~$8M of EV development costs

Adjusted Net Income & Adjusted EPS

(in millions, except EPS)



$22.9
$18.6
EPS $0.63
EPS $0.53
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Meaningful improvement versus 1st half

Fleet Vehicles and Services – 3Q22

Production increased as chassis availability normalized

Revenue
(in millions)



$191.4
$184.5
(3.6%) Decrease
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Backlog of $915M up 22% YoY

Adjusted EBITDA & % of Sales
(in millions)



$36.4
$24.4
19.0%
13.2%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Sequential improvement,
but supply chain inefficiencies remain

Specialty Vehicles – 3Q22

Strong growth across all product lines

Revenue
(in millions)



$103.9
$81.2
27.9% Increase
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Backlog of $129M, up 25% YoY

Adjusted EBITDA & % of Sales
(in millions)



$15.6
$6.2
7.7%
15.0%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Record profitability;
margins expanded by 730bps YoY

Liquidity & Outlook

Balance sheet remains healthy; Outlook narrowed

Liquidity & Leverage



$40
$30
$20
$10
$0
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Cash ($M)
Leverage Ratio

- Total liquidity of $168M, including $165M of borrowing capacity
- Current leverage ratio at ~1.4x adjusted EBITDA
- No share repurchases in the quarter

Full-Year 2022 Outlook

	Updated	YoY Change (at midpoint)
Revenue	$1,000 - $1,100	6%
Core Shyft EV Development **Adjusted EBITDA**	$ 92.5- $102.5 ~($30) $62.5 – 72.5	(15%) (38%)
Income from Continuing Ops	$29.7 - $37.6	(52%)
Earning Per Share	$0.83 - $1.05	(51%)
Adjusted Earnings Per Share	**$1.02 - $1.24**	**(46%)**

- Full Year CapEx forecast of ~$25M
- Return to positive cash flow in the 4th quarter

Why Invest in the Shyft Group?

Compelling Industrial Growth Investment at an Attractive Value

1. **Positive Q3 performance with strong execution**
2. **Continuing to differentiate the Shyft Group as an investment**
3. **Disciplined capital allocation strategy**


SHYFT
GROUP



Q&A Session

SHYFT GROUP

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended September 30,			
The Shyft Group, Inc.	2022	% of sales	2021	% of sales
Income from continuing operations	$ 17,286	6.0%	$ 20,999	7.7%
Net (income) attributable to non-controlling interest	-		(77)	
Add (subtract):				
Restructuring and other related charges	53		-	
Acquisition related expenses and adjustments	243		594	
Non-cash stock-based compensation expense	1,214		2,079	
Tax effect of adjustments	(226)		(733)	
Adjusted net income	$ 18,570	6.5%	$ 22,862	8.4%
Income from continuing operations	$ 17,286	6.0%	$ 20,999	7.7%
Net (income) attributable to non-controlling interest	-		(77)	
Add (subtract):				
Depreciation and amortization	3,359		2,982	
Income tax expense	3,770		6,910	
Interest expense	1,137		253	
EBITDA	$ 25,552	8.9%	$ 31,067	11.4%
Add:				
Restructuring and other related charges	53		-	
Acquisition related expenses and adjustments	243		594	
Non-cash stock-based compensation expense	1,214		2,079	
Adjusted EBITDA	$ 27,062	9.5%	$ 33,740	12.4%
Diluted net earnings per share	$ 0.49		$ 0.58	
Add (subtract):				
Restructuring and other related charges	-		-	
Acquisition related expenses and adjustments	-		0.01	
Non-cash stock-based compensation expense	0.04		0.06	
Loss from liquidation of JV	-		-	
Tax effect of adjustments	-		(0.02)	
Adjusted diluted net earnings per share	$ 0.53		$ 0.63	

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Forecast Twelve Months Ended December 31, 2022		
The Shyft Group, Inc.	Low	Mid	High
Income from continuing operations	$ 29,655	$ 33,614	$ 37,572
Add:			
Depreciation and amortization	13,500	13,500	13,500
Interest Expense	3,000	3,000	3,000
Taxes	7,883	8,935	9,988
EBITDA	$ 54,038	$ 59,049	$ 64,060
Add:			
Non-cash stock-based compensation and other charges	8,450	8,450	8,450
Adjusted EBITDA	$ 62,488	$ 67,499	$ 72,510
Earnings per share	$ 0.83	$ 0.94	$ 1.05
Add:			
Non-cash stock-based compensation and other charges	0.24	0.24	0.24
Less tax effect of adjustments	(0.05)	(0.05)	(0.05)
Adjusted earnings per share	$ 1.02	$ 1.13	$ 1.24

Thank you.